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                                                      EXHIBIT (10)(I)(A)(1)(III)

                    AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

    AMENDMENT NO. 2 dated as of July 2, 2003 (this "AMENDMENT") to the Second Amendment and Restatement of the Credit Agreement dated as of March 26, 2003, as amended by the Amendment, Waiver and Consent to the Credit Agreement dated as of June 13, 2003 (such Amendment and Restatement of the Credit Agreement, as so amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT") among CINCINNATI BELL INC. (f/k/a Broadwing Inc.), an Ohio corporation ("CINCINNATI BELL"), and BCSI INC. (f/k/a Broadwing Communications Services Inc.), a Delaware corporation ("BCSI", and together with Cincinnati Bell, each a "BORROWER" and collectively the "BORROWERS"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement (the "LENDERS"), BANK OF AMERICA, N.A., as syndication agent (the "SYNDICATION AGENT"), CITICORP USA, INC., as administrative agent (the "ADMINISTRATIVE AGENT"), and the other agents party to the Credit Agreement.

    PRELIMINARY STATEMENTS:

    (1) Each Borrower, the Lenders and the Administrative Agent have entered into the Credit Agreement. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

    (2) Cincinnati Bell intends from time to time to issue senior unsecured notes which will be guaranteed on a senior unsecured basis by Subsidiaries of Cincinnati Bell that have guaranteed the obligations of Cincinnati Bell under the Loan Documents. In connection therewith, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement, as set forth below.

    (3) The Lenders are willing to effect such amendments on the terms and subject to the conditions set forth in this Amendment.

    SECTION 1. AMENDMENT OF CREDIT AGREEMENT. (a) Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2:

        (i) the definition of "Senior Notes" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

    "SENIOR NOTES" means senior unsubordinated notes of BRW which (i) are unsecured, (ii) if guaranteed by any Subsidiaries, are only guaranteed on an unsecured basis by Subsidiaries that have guaranteed the Obligations of BRW and its Subsidiaries under the Loan Documents and (iii) have customary high yield covenants for similar issuers and such other covenants as may be reasonably necessary, in the judgment of BRW, to comply with the provisions of
Section 5.04(d) of the Junior Notes Indenture as in effect on March 26, 2003 regarding the terms of additional Debt of BRW and its Subsidiaries."

        (ii) Clause (b)(i)(B) of Section 5.02 of the Credit Agreement is amended by replacing each of the two references therein to "Section 2.06(b)(v)" with a reference to "Section 2.06(b)(vi)".

        (iii) Clause (b)(iii)(H) of Section 5.02 of the Credit Agreement is amended by deleting the words "with respect to the Senior Notes or" therefrom.

    (b) Effective upon satisfaction of the conditions set forth in Section 2(b) hereof, the minimum Interest Coverage Ratios set forth in Section 5.04(c) for the periods specified therein will be amended to levels that reflect the incremental Consolidated Interest Expense projected to be incurred over such periods as a result of the Senior Notes (as defined herein) issued on the Amendment Effective Date, as contemplated by Section 2 of this Amendment; PROVIDED that (i) such levels shall be based on BRW's forecasts of Consolidated EBITDA most recently delivered to the Agents and the Lenders prior to the date of this Amendment, (ii) such levels shall incorporate substantially the same cushion levels (I.E.,
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allowable percentage deviations from projected Interest Coverage Ratios over the relevant periods) as were employed in setting the levels applicable under
Section 5.04(c) on the date of this Amendment, and (iii) such levels shall have been approved by BRW and by each of the Agents as complying with the requirements of clauses (i) and (ii) of this proviso (it being understood that any such approval will require that the approving party be reasonably satisfied with the revised forecast of Consolidated Interest Expense reflecting the issuance of such Senior Notes and the use of proceeds thereof). Promptly upon the pricing of such Senior Notes, Cincinnati Bell and the Agents will confer to establish such ratios as soon as possible, and in any event prior to the Amendment Effective Date. Upon establishing such ratios, the Administrative
Agent shall post the ratios and the calculations thereof to Cincinnati Bell's site on IntraLinks for review by the Lenders at least two Business Days prior to the closing date of sale of the Senior Notes. If the Required Lenders shall not have objected to the results of such calculations (solely on the grounds that such ratios do not comply with the requirements of clauses (i) and (ii) of the proviso to the first sentence) by giving written notice of such objection to Cincinnati Bell and the Agents by 2:00 p.m. on such second Business Day after posting to IntraLinks, the ratios shall become final for all purposes. In the event the Required Lenders give notice of such objection prior to such time, Cincinnati Bell and the Agents shall establish revised ratios and post them on IntraLinks for review by the Lenders, and such revised ratios shall become final for all purposes if the Required Lenders shall not have objected to them (solely on the grounds that they fail to comply with the requirements of clauses
(i) and (ii) of such proviso) by giving written notice to Cincinnati Bell and the Agents by 2:00 p.m. on the second Business Day after such posting. The Lenders hereby authorize and direct the Agents to take the actions contemplated by this paragraph (b) and confirm that the provisions of Article VIII of the Credit Agreement will apply in connection therewith.

    SECTION 2. CONDITIONS OF EFFECTIVENESS. (a) Section 1(a) of this Amendment shall become effective on the date (the "Amendment Effective Date") when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers, each Agent and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and when, and only when, each of the following conditions precedent shall have been satisfied:

        (i) the representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date);

        (ii) Senior Notes (as defined herein) shall have been issued for gross cash proceeds of not less than $250,000,000; and

        (iii) after giving effect to this Amendment, no event shall have occurred and be continuing that constitutes a Default or Event of Default.

    (b) Section 1(b) of this Amendment shall become effective on the date (the "Ratio Amendment Date") on which (i) each of the conditions set forth in
Section 2(a) hereof shall have been satisfied (as though each reference therein to the "Amendment Effective Date" were a reference to the "Ratio Amendment Date"), (ii) the ratios referred to in Section 1(b) shall have become final as provided therein and (iii) the Administrative Agent shall have received a certificate from a Responsible Officer of Cincinnati Bell certifying that there have been no changes to Cincinnati Bell's forecasts of Consolidated EBITDA referred to in Section 1(b) in any manner that would impact the Interest Coverage Ratios referred to in such Section.

    The effectiveness of this Amendment is further conditioned upon the accuracy in all material respects of all of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

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    The Borrowers hereby agree to pay an amendment fee equal to 0.05% of the aggregate outstanding principal amount of the Advances and the aggregate Unused Revolving Credit Commitments (after giving effect to the prepayment of the Advances and the reduction of the Revolving Credit Facility with the proceeds of such Senior Notes in accordance with Section 5.02(b)(i)(B) of the Credit Agreement) of each Lender that delivers an executed signature page to this Amendment no later than 2:00 p.m. on July 2, 2003, to be paid ratably to such Lenders on, and subject to the occurrence of, the Amendment Effective Date.

    SECTION 3. EFFECT ON THE LOAN DOCUMENTS. (a) The Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents.

    (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

    (c) Cincinnati Bell hereby confirms that any issuance of Senior Notes (including without limitation the issuance of Senior Notes on the Amendment Effective Date) will be subject to the provisions of Section 5.02(b)(i)(B) of the Credit Agreement and that the Net Cash Proceeds of any such issuance will be applied as required thereby.

    SECTION 4. COSTS, EXPENSES. Each of the Borrowers hereby agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

    SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which will be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

    SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                               CINCINNATI BELL INC. (f/k/a
                                               BROADWING INC.)

                                               By /s/ Mark W. Peterson
                                               Title: Treasurer

                                               BCSI INC. (f/k/a BROADWING
                                               COMMUNICATIONS SERVICES
                                               INC.)

                                               By /s/ Mark W. Peterson
                                               Title: Treasurer

Agreed as of the date first above written:

CITICORP USA, INC.,
  as Administrative Agent and as Lender

By /s/ John J. Judge
Title: Vice President

BANK OF AMERICA, N.A.,
  as Syndication Agent and as Lender

By /s/ Michael R. Heredia
Title: Managing Director

                                             Lenders:

                                             ---------------------------------------------
                                             Institution

                                             By
                                                 -------------------------------------------
                                             Title:

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                                    CONSENT

    Each of the undersigned, as (i) Grantor under the Second Amendment and Restatement of the Non-Shared Collateral Security Agreement dated November 9, 1999 and amended and restated July 17, 2002 and further amended and restated March 26, 2003 (as amended and restated, the "NON-SHARED COLLATERAL SECURITY AGREEMENT") in favor of the Citicorp USA, Inc., as Administrative Agent (the "ADMINISTRATIVE AGENT"), for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, and/or
(ii) Grantor under the Second Amendment and Restatement of the Shared Collateral Security Agreement dated November 9, 1999 and amended and restated July 17, 2002 and further amended and restated March 26, 2003 (as amended and restated, the "SHARED COLLATERAL SECURITY AGREEMENT", and together with the Non-Shared Collateral Security Agreement, the "SECURITY AGREEMENTS") in favor of Wilmington Trust Company and John M. Beeson, as Collateral Trustees, for their benefit and the benefit of the Secured Holders referred to therein, and (iii) Guarantor under the Amendment and Restatement of the BCSI Subsidiary Guaranty dated as of November 9, 1999 and amended and restated March 26, 2003 (the "BCSI SUBSIDIARY GUARANTY"), in favor of the Secured Parties referred to therein, and/or
(iv) Guarantor under the BRW Subsidiary Guaranty dated as of November 9, 1999 and amended and restated March 26, 2003 (the "BRW SUBSIDIARY GUARANTY", and together with the BCSI Subsidiary Guaranty, the "GUARANTEES") in favor of the Secured Parties referred to therein, hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment, each Security Agreement and Guarantee to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Security Agreements to which

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such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein.)

                                               CINCINNATI BELL INC.
                                               (f/k/a BROADWING INC.)

                                               By /s/ Mark W. Peterson
                                               Title: Treasurer

                                               BCSI INC. (f/k/a BROADWING
                                               COMMUNICATIONS SERVICES
                                               INC.)

                                               By /s/ Mark W. Peterson
                                               Title: Treasurer

                                               BRCOM INC. (f/k/a BROADWING
                                               COMMUNICATIONS INC.)
                                               ZOOMTOWN.COM INC.
                                               BRHI INC. (f/k/a BROADWING
                                               HOLDINGS INC.)
                                               CINCINNATI BELL TECHNOLOGY
                                               SOLUTIONS INC. (f/k/a BROADWING
                                               TECHNOLOGY SOLUTIONS INC.)
                                               CINCINNATI BELL ANY DISTANCE
                                               INC.
                                               CINCINNATI BELL WIRELESS
                                               HOLDINGS LLC
                                               CINCINNATI BELL WIRELESS
                                               COMPANY
                                               CINCINNATI BELL
                                               TELECOMMUNICATIONS SERVICES
                                               INC.
                                               CINCINNATI BELL PUBLIC
                                               COMMUNICATIONS INC.
                                               BRFS LLC (f/k/a BROADWING
                                               FINANCIAL LLC)
                                               BTI INC. (f/k/a BROADWING
                                               TELECOMMUNICATIONS INC.)
                                               IXC BUSINESS SERVICES, LLC
                                               BCSIVA INC. (f/k/a BROADWING   COMMUNICATIONS
                                               SERVICES OF
                                               VIRGINIA, INC.)
                                               IXC INTERNET SERVICES, INC.
                                               BRWSVCS LLC (f/k/a BROADWING
                                               SERVICES LLC)

                                               By /s/ Mark W. Peterson
                                               Title: Treasurer

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